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                                                                    EXHIBIT 10.3

                                   CALMAT CO.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                 PLAN AGREEMENT


     THIS PLAN AGREEMENT (this "Agreement"), is entered into as of February 1, 1996, between CalMat Co., a Delaware corporation (the "Company"), and A. Frederick Gerstell (the "Participant").


                                    Recitals
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     A.  The Participant is a member of a select group of management and highly compensated employees who contribute materially to the continued growth, development and future business success of the Company.

     B. The Company has adopted, effective February 1, 1996, a plan (the "Plan") , evidenced by that certain document entitled the Amended and Restated CalMat Co. Supplemental Executive Retirement Plan, Effective February 1, 1996, as may be amended from time to time (the "Plan Document"), and the Participant has been selected to participate in the Plan.

     C.  The Participant desires to participate in the Plan.


                                   Agreement
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     NOW THEREFORE, it is mutually agreed that:

     1.  Definitions. Unless otherwise provided in this Agreement, the
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capitalized terms in this Agreement shall have the same meaning as under the
Plan Document.

     2.  Integrated Agreement; Parties Bound. The Plan Document, a copy of which
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has been delivered to Participant, is hereby incorporated into and made a part of this Agreement as though set forth in full in this Agreement. The parties to this Agreement agree to and shall be bound by, and have the benefit of, each and every provision of the Plan as set forth in the Plan Document. This Agreement and the Plan Document, collectively, shall be considered one complete contract between the parties.

     3.  Acknowledgment. The Participant hereby acknowledges that he or she has
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read and understands this Agreement and the Plan Document.

     4.  Benefit Percentage. The Participant's Benefit Percentage shall be
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sixty-five percent (65%).
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     5.  Conditions to Participation. As a condition to participation in the
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Plan, the Participant must complete, sign, date and return to the Committee two original copies of this Agreement (one of which shall be returned to the Participant) and a Beneficiary Designation Form.

     6.  Successors and Assigns. This Agreement shall inure to the benefit of,
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and be binding upon, the Company, its successors and assigns, and the
Participant.

     7.  Governing Law. This Agreement shall be governed by and construed under
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the governing law provision of the Plan Document.

     8.  Entire Agreement. This Agreement contains the entire understanding
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between the parties with respect to the subject matter hereof and supersedes any prior understandings and agreements between them with respect thereto.

     IN WITNESS WHEREOF, the Participant has signed and the Company has accepted this Plan Agreement as of the date first written above.


                                      PARTICIPANT

Dated:         5/15/96                 /s/ A.F. Gerstell
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                                         (Signature)


                                          A.F. Gerstell
                                      ---------------------------
                                         (Type or print name)


AGREED TO AND ACCEPTED BY THE COMPANY:

CALMAT CO.,
     a Delaware Corporation

By:  /s/ Paul Stanford                Dated:    May 15, 1996
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Its: Secretary
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